Exhibit 10.1

AMENDMENT NO. 2
TO
ENERGYSOLUTIONS THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AND

DURATEK AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of July 12, 2010 (this “Amendment”), to each of (a) the Third Amended and Restated Credit Agreement, dated as of September 23, 2009 (as amended by Amendment No. 1, dated as of January 14, 2010, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “EnergySolutions Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the EnergySolutions Credit Agreement or the Duratek Credit Agreement (as defined below), as applicable), by and among ENERGYSOLUTIONS, LLC, a Utah limited liability company (“EnergySolutions”), ENERGYSOLUTIONS, INC., a Delaware corporation (“Parent”), the other Loan Parties from time to time signatory thereto, CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the “Administrative Agent”) and the other Agents and Lenders from time to time party thereto and (b) the Amended and Restated Credit Agreement, dated as of September 23, 2009 (as amended by Amendment No. 1, dated as of January 14, 2010, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Duratek Credit Agreement” and together with the EnergySolutions Credit Agreement, the “Credit Agreements”), by and among DURATEK, INC., a Delaware corporation (“Duratek”), the other Loan Parties from time to time signatory thereto, the Administrative Agent and the other Agents and Lenders from time to time party thereto.

WHEREAS, notwithstanding that EnergySolutions and Duratek, as of the date hereof, do not yet know the results of operations of Parent and its Subsidiaries for the fiscal quarter ending June 30, 2010 and, as such, may or may not be in compliance with the First Lien Leverage Ratio set forth in Section 7.7(b) of each Credit Agreement (the “Specified Covenant”), EnergySolutions and Duratek have requested that the Lenders and the Administrative Agent agree to amend the Credit Agreements to effect the changes described below; and

WHEREAS, Section 11.12 of each Credit Agreement permits each Credit Agreement to be amended from time to time.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                      Amendments

Each Credit Agreement is hereby amended, as of the Second Amendment Effective Date (as defined below), as follows:

(a)                                  The definition of “Base Rate” in Section 1.1 of each Credit Agreement is hereby amended by adding the following immediately before the period at the end of the first sentence thereof: “; provided however that if the Base Rate as so calculated would be below 3.25%, it will be deemed to be 3.25%”

(b)                                 The definition of “Eurodollar Rate” in Section 1.1 of each Credit Agreement is hereby amended by adding the following immediately before the period at the end of the first sentence thereof: “; provided however that if the Eurodollar Rate as so calculated would be below 1.75%, it will be deemed to be 1.75%”

(c)                                  Section 2.3(f) of the EnergySolutions Credit Agreement is hereby replaced in its entirety with the following:

Applicable Margin.  With respect to any Loan hereunder, the Applicable Margin shall be the rate per annum set forth opposite the relevant Loan under the applicable rating from S&P and Moody’s below:

	Level 1	Level 2	Level 3	Level 4
Loan	BB- / Ba3	B+ / B1	B / B2	B- / B3
Eurodollar Term Loans (when the Leverage Ratio as of the most recently completed fiscal quarter is not less than 2.0 to 1.0)	4.25%	4.50%	4.75%	5.00%
Eurodollar Term Loans (when the Leverage Ratio as of the most recently completed fiscal quarter is less than 2.0 to 1.0)	3.75%	4.00%	4.25%	4.50%
Base Rate Term Loans (when the Leverage Ratio as of the most recently completed fiscal quarter is not less than 2.0 to 1.0)	2.75%	3.00%	3.25%	3.50%
Base Rate Term Loans (when the Leverage Ratio as of the most recently completed fiscal quarter is less than 2.0 to 1.0)	2.25%	2.50%	2.75%	3.00%
Eurodollar Revolving Loans	4.25%	4.50%	4.75%	5.00%
Base Rate Revolving Loans	2.75%	3.00%	3.25%	3.50%
Synthetic Deposits and unreimbursed Disbursements (when the Leverage Ratio as of the most recently completed fiscal quarter is not less than 2.0 to 1.0)	4.25%	4.50%	4.75%	5.00%
Synthetic Deposits and unreimbursed Disbursements (when the Leverage Ratio as of the most recently completed fiscal quarter is less than 2.0 to 1.0)	3.75%	4.00%	4.25%	4.50%

The ratings referred to above are the long term credit or corporate family rating, as the case may be, assigned to EnergySolutions and its Affiliates on a given date by each of S&P and Moody’s, respectively.  In the event of split ratings, the lower of the two ratings shall apply. In the event EnergySolutions and its Affiliates are unable to obtain a rating from one agency, the rating of the other agency will control. In the event EnergySolutions and its Affiliates are unable to obtain a rating from either agency (other than in the event of a change in both ratings systems or a cessation of both ratings agencies), Level 4 status on the grid will apply. If the rating system of Moody’s or S&P shall change, or if any such rating agency shall cease to be in the business of giving such ratings, EnergySolutions and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the non-availability of ratings from such rating agency, and pending the effectiveness of any such amendment, the ratings of such rating agency most recently in effect prior to such change or cessation shall be employed in determining the Applicable Margin.

(d)                                 Section 2.3(f) of the Duratek Credit Agreement is hereby replaced in its entirety with the following:

Applicable Margin.  The Applicable Margin shall be the rate per annum set forth opposite the relevant Loan under the applicable rating from S&P and Moody’s below:

	Level 1	Level 2	Level 3	Level 4
Loan	BB- / Ba3	B+ / B1	B / B2	B- / B3
Eurodollar Loans (when the Leverage Ratio as of the most recently completed fiscal quarter is not less than 2.0 to 1.0)	4.25%	4.50%	4.75%	5.00%
Eurodollar Loans (when the Leverage Ratio as of the most recently completed fiscal quarter is less than 2.0 to 1.0)	3.75%	4.00%	4.25%	4.50%
Base Rate Loans (when the Leverage Ratio as of the most recently completed fiscal quarter is not less than 2.0 to 1.0)	2.75%	3.00%	3.25%	3.50%
Base Rate Loans (when the Leverage Ratio as of the most recently completed fiscal quarter is less than 2.0 to 1.0)	2.25%	2.50%	2.75%	3.00%

The ratings referred to above are the long term credit or corporate family rating, as the case may be, assigned to EnergySolutions and its Affiliates on a given date by each of S&P and Moody’s, respectively.  In the event of split ratings, the lower of the two ratings shall apply. In the event EnergySolutions and its Affiliates are unable to obtain a rating from one agency, the rating of the other agency will control. In the event EnergySolutions and its Affiliates are unable to obtain a rating from either agency (other than in the event of a change in both ratings systems or a cessation of both ratings agencies), Level 4 status on the grid will apply. If the rating system of Moody’s or S&P shall change, or if any such rating agency shall cease to be in the business of giving such ratings, Duratek and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the non-availability of ratings from such rating agency, and pending the effectiveness of any such amendment, the ratings of such rating agency most recently in effect prior to such change or cessation shall be employed in determining the Applicable Margin.

(e)                                  Section 5.14 of each Credit Agreement is hereby replaced in its entirety with the following: “The Loan Parties shall at all times during the term hereof use commercially reasonable efforts to maintain from S&P and Moody’s (i) long term credit or corporate family ratings and (ii) ratings in respect of the Loans. In the case that a rating obtained by either S&P or Moody’s is a private rating, the Loan Parties shall use commercially reasonable efforts to ensure that no more than twelve (12) months elapse between the dates on which such private rating is obtained.”

(f)                                    Section 7.7(b) of each Credit Agreement is hereby amended by adding the following immediately after the chart in that section: “Notwithstanding the foregoing, this Section 7.7(b) shall not apply for the fiscal quarter ending June 30, 2010.”

2.                                      Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied or waived:

(a)                                  The Administrative Agent (or its counsel) shall have received from Lenders constituting the Majority Lenders under each of the Credit Agreements and each of the other parties hereto a counterpart of this Amendment signed on behalf of such party;

(b)                                 All corporate and other proceedings, if any, taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Administrative Agent and its counsel;

(c)                                  The Administrative Agent and Citigroup Global Markets Inc., as arranger,  shall have received all reasonable costs, fees, expenses and other amounts due and payable on or prior to the Second Amendment Effective Date, including reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) required to be reimbursed or paid by EnergySolutions, and for which invoices have been presented to EnergySolutions on or prior to the business day prior to the Second Amendment Effective Date;

(d)                                 All representations and warranties set forth in Section 3 hereof shall be true and correct as of such date; and

(e)                                  The Administrative Agent shall have received for the account of each Lender who executes and delivers to the Administrative Agent a counterpart of this Amendment prior to 5:00 pm Eastern Time on July 12, 2010 an amendment fee equal to 0.25% of the sum of (i) the aggregate principal amount of Term Loans and Synthetic Deposits, as applicable, under the Credit Agreements held by such Lender and (ii) the aggregate amount of Revolving Commitments (whether used or unused) under the EnergySolutions Credit Agreement held by such Lender.

3.                                      Representations and Warranties.  Each of EnergySolutions and Duratek represents and warrants to the Lenders as of the date hereof that:

(a)                                  The execution and delivery of this Amendment by EnergySolutions and Duratek, as the case may be, has been duly authorized;

(b)                                 Neither the execution or delivery by EnergySolutions or Duratek of this Amendment, nor compliance by it with the terms and provisions hereof will, (i) violate any Applicable Law respecting EnergySolutions, Parent or their Subsidiaries or (ii) conflict with, result in a breach of or constitute a default under the certificate or articles of incorporation or bylaws, operating agreement or the partnership agreement, as the case may be, as such documents are amended, of EnergySolutions, of Parent or of any of their Subsidiaries, or under any material indenture, agreement, or other instrument, to which EnergySolutions, Parent or any of their Subsidiaries is a party or by which any of them or their respective properties may be bound;

(c)                                  Before and after giving effect to this Amendment, other than in respect of the Specified Covenant, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date; and

(d)                                 At the time of and after giving effect to this Amendment, other than in respect of the Specified Covenant, no Default or Event of Default has occurred and is continuing.

4.                                      Reference to the Effect on the Loan Documents

(a)                                  As of the Second Amendment Effective Date, each reference in the EnergySolutions Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the EnergySolutions Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the EnergySolutions Credit Agreement, as amended hereby, and this Amendment and the EnergySolutions Credit Agreement shall be read together and construed as a single instrument.

(b)                                 As of the Second Amendment Effective Date, each reference in the Duratek Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Duratek Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Duratek Credit Agreement, as amended hereby, and this Amendment and the Duratek Credit Agreement shall be read together and construed as a single instrument.

(c)                                  Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreements and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d)                                 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, EnergySolutions, Duratek or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e)                                  This Amendment is a Loan Document.

5.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

6.                                      Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.                                      Severability.  The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

8.                                      Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

9.                                      Affirmations.

(a)                                  Each of EnergySolutions and Duratek (i) expressly acknowledges the terms of the Credit Agreement to which it is a party, as amended by this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents (including but not limited to security documents and guarantees) executed by it and (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

(b)                                 Each of EnergySolutions and Duratek hereby reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) the Lien on the Collateral securing payment of the Obligations pursuant to the Security Documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ENERGYSOLUTIONS, LLC,
a Utah limited liability company

By:	/s/ Richard Tooze
Name: Richard Tooze
Title: Senior Vice President and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGES]

[SIGNATURE PAGE TO ENERGYSOLUTIONS/DURATEK AMENDMENT NO. 2]]

ENERGYSOLUTIONS, INC.,
a Delaware corporation

By:	/s/ Richard Tooze
Name: Richard Tooze
Title: Senior Vice President and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGES]

[SIGNATURE PAGE TO ENERGYSOLUTIONS/DURATEK AMENDMENT NO. 2]

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DURATEK, INC.,
a Delaware corporation

By:	/s/ Richard Tooze
Name: Richard Tooze
Title: Senior Vice President and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGES]

[SIGNATURE PAGE TO ENERGYSOLUTIONS/DURATEK AMENDMENT NO. 2]

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CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By:	/s/ Jake Fisher
	Name:	Jake Fisher
	Title:	Vice President

[SIGNATURE PAGE TO ENERGYSOLUTIONS/DURATEK AMENDMENT NO. 2]

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